EXHIBIT 99.1

Annual CEO Certification

(Section 303A.12(a))

As the Chief Executive Officer of          Norfolk Southern Corporation                                       ,

(Name of the Company)

and as required by Section 303A.12(a) of the New York Stock Exchange Listed Company Manual, I hereby certify that as of the date hereof I am not aware of any violation by the Company of NYSE's Corporate Governance listing standards, other than has been notified to the Exchange pursuant to Section 303A.12(b) and disclosed as Exhibit H to the Company's Section 303A Annual Written Affirmation.*

By:	/s/ David R. Goode
Print Name:	David R. Goode
Title:	Chairman and Chief Executive Officer
Date:	June 7, 2005

* No violations of the NYSE's Corporate Governance listing standards were identified in the Exhibit.